UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2018, the Company’s Board of Directors (the “Board”) appointed Dara A. Bazzano as the Company’s Chief Accounting Officer (“CAO”), effective immediately. Arlin E. Gaffner, who filled this role on an interim basis since November 2017, will focus full-time on his responsibilities as Chief Financial Officer of the Company’s Americas business.

Ms. Bazzano, age 49, joined the Company as Senior Vice President, Global Finance in April 2018. Prior to joining the Company, Ms. Bazzano served as the Chief Accounting Officer at The Gap Inc., a public global clothing and accessories retailer, from May 2017 to April 2018 and as Vice President and Corporate Controller from July 2013 to April 2018. Prior to that, Ms. Bazzano served as an Assurance Partner at PricewaterhouseCoopers LLP from March 2011 to June 2013 and an Audit Partner at KPMG LLP from January 2006 to March 2011.

There are no arrangements or understandings between Ms. Bazzano and any other persons pursuant to which Ms. Bazzano was selected as the CAO of the Company. There are no family relationships between Ms. Bazzano and any director or executive officer of the Company, and Ms. Bazzano has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.

Ms. Bazzano will earn an annual base salary of $475,000, and will be eligible for an annual target bonus of $325,000 and an annual target equity award of $350,000 (all pro-rated for any partial periods). Upon joining the Company, Ms. Bazzano received a one-time equity award of $500,000 on the same vesting and other terms as the strategic equity awards received by other senior executives described in the Company’s Current Report on Form 8-K filed on December 1, 2017, including the requirement that Ms. Bazzano execute a restrictive covenants agreement. Ms. Bazzano also received a $500,000 transition equity award which will vest ratably over a four-year period, beginning on the first anniversary of the grant date, subject to the terms of the Company’s 2017 Equity Incentive Plan. In addition, Ms. Bazzano received a signing bonus of $50,000 and is eligible for a relocation bonus of $200,000. Ms. Bazzano will be required to repay 100% of the signing bonus and relocation bonus if she resigns from the Company prior to the third anniversary of her start date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On May 18, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to its Amended and Restated Certificate of Incorporation (the “Charter” and, as so amended, the “Amended Charter”) to allow one or more stockholders owning at least 25% in aggregate voting power of our shares to request a special stockholder meeting. The material features of the amendment to our Charter and corresponding amendments to our Amended and Restated By-Laws and an explanation of the reasons for such amendments are described in “Proposal 4—Approve an Amendment to our Certificate of Incorporation to Reduce (to 25%) the Stock-Ownership Threshold Required for Stockholders to Request a Special Stockholder Meeting” on pages 70-72 of our Definitive Proxy Statement on Schedule 14A filed on April 5, 2018 (the “Proxy Statement”) in connection with the Annual Meeting.

Our Board approved the amendment to the Charter on February 16, 2018, but adoption of the amendment was subject to approval of our stockholders at the Annual Meeting. The amendment to the Charter became effective on May 18, 2018.

As discussed in Proposal 4 to our Proxy Statement, our Board approved certain amendments to our Amended and Restated By-Laws (the “By-Laws” and, as so amended, the “Amended By-Laws”) on February 16, 2018. The Amended By-Laws became effective upon the filing of the Amended Charter with the Secretary of State of the State of Delaware on May 18, 2018.

A copy of the Amended Charter is filed as Exhibit 3.1 hereto and incorporated herein by reference.

A copy of the Amended By-Laws is filed as Exhibit 3.2 hereto and incorporated herein by reference.

The description of the Amended Charter and Amended By-Laws contained on pages 70-72 of our Proxy Statement and the related Annexes B and C to the Proxy Statement are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	As noted above, the Company held its Annual Meeting on May 18, 2018.

(b)	The voting results from the Annual Meeting were as follows:

1.	Each of the following 10 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2019 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 12,751,051 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	288,458,270	734,433	98,001
Beth F. Cobert	287,070,137	2,123,153	97,414
Curtis F. Feeny	284,882,625	4,308,505	99,574
Christopher T. Jenny	288,777,480	414,126	99,098
Gerardo I. Lopez	288,589,309	601,844	99,551
Paula R. Reynolds	284,173,601	5,018,907	98,196
Robert E. Sulentic	289,107,227	89,623	93,854
Laura D. Tyson	289,088,341	107,174	95,189
Ray Wirta	286,254,138	2,939,163	97,403
Sanjiv Yajnik	289,035,199	153,852	101,653

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2018 was approved by a vote of 296,236,849 shares in favor, 5,695,286 shares against and 109,620 shares abstaining. There were no broker non-votes on this proposal.
3.	The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2017 was approved by a vote of 280,537,864 shares in favor, 8,611,846 shares against and 140,994 shares abstaining. There were 12,751,051 broker non-votes on this proposal.
4.	The amendment to our Charter was approved by a vote of 259,766,530 shares in favor, 1,733,642 shares against and 27,790,532 shares abstaining. There were 12,751,051 broker non-votes on this proposal.
5.	A nonbinding stockholder proposal regarding the stock ownership threshold necessary for our stockholders to call special stockholder meetings was not approved. This stockholder proposal received a vote of 129,480,418 shares in favor, 159,534,927 shares against and 275,359 abstaining. There were 12,751,051 broker non-votes on this proposal.

Item 7.01	Regulation FD Disclosure.

On May 21, 2018, the Company issued a press release announcing the appointment of Ms. Bazzano as the Company’s new CAO. We have attached a copy of that press release as Exhibit 99.1 hereto and incorporate it by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of CBRE Group, Inc.

3.2	Amended and Restated By-Laws of CBRE Group, Inc.

99.1*	Press Release announcing the appointment of Dara A. Bazzano as Chief Accounting Officer of the Company, dated May 21, 2018.

*	Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2018	CBRE GROUP, INC.

	By:	/s/ JAMES R. GROCH
James R. Groch
Chief Financial Officer